UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2023 (May 3, 2023)

Molekule Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41096	45-3213164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10455 Riverside Dr. Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 652-5326

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MKUL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2023, Molekule Group, Inc. (“Molekule” or, the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor (the “Purchaser”). The Purchase Agreement provides for the issuance and sale by the Company in a private placement of (i) an aggregate of 3,400,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), (ii) a Series A warrant to purchase up to 3,125,000 shares of Common Stock (the “Series A Warrant”), (iii) a Series B Warrant to purchase up to 6,250,000 shares of Common Stock (the “Series B Warrant”), and (iv) a Pre-Funded Warrant to purchase up to 2,850,000 shares of Common Stock (the “Pre-Funded Warrant”), for an aggregate offering price of $9,971,500 (the “Private Placement”). The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing and indemnification obligations of the Purchaser and the Company. The closing of the Private Placement occurred on May 5, 2023.

The Shares have a purchase price of $1.60 per share, a 5% premium to the five-day volume weighted average price (“VWAP”) per share; the Series A Warrant has an exercise price of $1.60 per share; the Series B Warrant has an exercise price of $1.84 per share, a 20% premium to the five-day VWAP; and the Pre-Funded Warrant has a purchase price of $1.59 per share and a nominal exercise price. The Series A Warrant and Series B Warrant will become exercisable following the receipt of stockholder approval and the filing and distribution of an information statement to the Company’s stockholders; and the Pre-Funded Warrant will be exercisable upon issuance. The Series A Warrant will terminate eight months after it becomes exercisable. The Series  B Warrant and the Pre-Funded Warrant will terminate five years after they become exercisable. The Purchaser has contractually agreed to restrict its ability to exercise the Series A Warrant and Series B Warrant if the number of shares of the Company’s Common Stock held by the Purchaser and its affiliates after such exercise would exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock (or, if such cap is increased at the Purchaser’s election, 9.99% of the Common Stock after giving effect to such exercise).

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser. Pursuant to the Registration Rights Agreement, the Company is required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) covering the resale of the shares of Common Stock to be issued to the Purchaser and shares of Common Stock underlying the warrants described above, and to use its best efforts to have the registration statement declared effective as promptly as practicable thereafter. The Company will be obligated to pay certain liquidated damages to the Purchaser if the Company fails to file the Registration Statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Registration Statement pursuant to the terms of the Registration Rights Agreement.

The Purchase Agreement has been included to provide security holders with information regarding its terms but it is not intended to provide any other factual information about the Company or its affiliates. The Purchase Agreement contains representations, warranties and covenants by the Company and the Purchaser. These representations, warranties and covenants were made solely for the benefit of the other party to the Purchase Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Purchase Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (d) were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

The descriptions of the Purchase Agreement, the securities described above, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Purchase Agreement, such securities and the Registration Rights Agreement. The Series A Warrant, Series B Warrant and Pre-Funded Warrant are attached hereto as Exhibits 4.3, 4.4, and 4.5, respectively and are incorporated herein by reference. The Purchase Agreement and Registration Rights Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The offer and sale of the securities described herein pursuant to the Purchase Agreement will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. The information included under Item 1.01 of this Form 8-K is hereby incorporated by reference in this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

In June 2022, the Company issued a warrant to the Purchaser (the “2022 Warrant”). The 2022 Warrant enables the Purchaser to purchase 1,500,000 shares of Common Stock at an exercise price of $11.00 per share, with any exercise thereof subject to limitation in order to prevent the Purchaser and its affiliates from owning more than 4.99% of the then issued and outstanding shares of Common Stock after giving effect to such exercise (or, if such cap is increased at the Purchaser’s election, 9.99% of the Common Stock after giving effect to such exercise).

On May 3, 2023, the Company and the Purchaser agreed to amend the 2022 Warrant. The amendment to the 2022 Warrant (the “2022 Warrant Amendment”) reduces the exercise price of the 1,500,000 outstanding warrants owned by the Purchaser to $2.00.

The descriptions of the 2022 Warrant and 2022 Warrant Amendment do not purport to be complete and are qualified in their entirety by the terms and conditions of the 2022 Warrant and 2022 Warrant Amendment. The Form of 2022 Warrant and the 2022 Warrant Amendment are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 3, 2023, the Company issued a press release announcing its entry into the Private Placement, a copy of which is attached hereto as Exhibit 99.1.

On May 8, 2023, the Company issued a press release announcing the closing of the Private Placement, a copy of which is attached hereto as Exhibit 99.2.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2, attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits.

4.1	Form of 2022 Warrant (Incorporated by reference to exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on June 30, 2022)
4.2	2022 Warrant Amendment
4.3	Series A Warrant
4.4	Series B Warrant
4.5	Pre-Funded Warrant
10.1†	Securities Purchase Agreement
10.2	Registration Rights Agreement
99.1	Press Release, dated May 3, 2023 (Incorporated by reference to exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on May 3, 2023)
99.2	Press Release, dated May 8, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

†The schedules and annexes (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(10) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current beliefs and expectations of our management and are subject to known and unknown risks and uncertainties. Words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions help identify forward-looking statements. Factors that could cause actual events to differ include, but are not limited to:

•	general economic conditions in the markets where we operate;
•	the impact of the COVID-19 pandemic and related prophylactic measures;
•	expected timing of regulatory approvals and product launches;
•	non-performance of third-party vendors and contractors;
•	risks related to our ability to successfully sell our products and the market reception to and performance of our products;
•	our compliance with, and changes to, applicable laws and regulations;
•	our limited operating history;
•	our ability to manage growth;
•	our ability to obtain additional financing when and if needed;
•	our ability to expand product offerings;
•	our ability to compete with others in our industry;
•	our ability to protect our intellectual property;
•	the ability of certain stockholders to determine the outcome of matters that require stockholder approval;
•	our ability to retain the listing of our common stock on Nasdaq;
•	our ability to defend against legal proceedings;
•	success in retaining or recruiting, or changes required in, our officers, key employees or directors;
•	the risk that the merger between Molekule and Aura may not be completed; and
•	other economic, business, competitive, and regulatory factors affecting the businesses of the Company generally, including but not limited to those set forth in Molekule’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Molekule’s latest annual report on Form 10-K, as amended, and other SEC filings.

Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward-looking statements as a result of various factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable based on information currently available, we cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward-looking statements. In any event, these statements speak only as of the date of this release. We assume no obligation to revise or update any of the forward-looking statements to reflect events or circumstances after the date of this release or to reflect new information or the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2023	Molekule Group, Inc.
(Date)	(Registrant)

/s/ Ryan Tyler
Ryan Tyler
Chief Financial Officer